The Mosaic Company June 14, 2006 Merrill Lynch Agricultural Chemicals Conference Overview and Outlook Exhibit 99.1

June 14, 2006
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private
Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation;
the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall;
actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures, improved cash flow and anticipated time frames for the closures; and the ability to obtain any requisite waivers or amendments from lenders or regulatory agencies with oversight of The Mosaic Company or its phosphate business, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of The Mosaic Company.
Safe Harbor Statement

3 June 14, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook

4 June 14, 2006 Mosaic will be the global leader in nourishing crops, delivering distinctive value to world agriculture and to all we touch.

June 14, 2006
Ag Fundamentals are Solid
Population growth plus per capita GDP growth in developing countries
Leads to more protein in diets and increasing growth in feed grain demand
Along with growth in bio-fuels, especially ethanol in U.S.
Limited arable land results in need for higher productivity / increase in yields
Equals growth in fertilizer demand
Fertilizer
Demand
Growth
Increased
Feed Grain
Consumption
More
Protein
in Diet
Pound of feed  per
Pound of meat produced
Cattle 8
Hogs 4
Poultry 2

June 14, 2006
The ethanol impact in the USA
U.S. Corn Utilized in Fuel Ethanol Production
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
80 82 84 86 88 90 92 94 96 98 00 02 04 06F 08F 10F 12F
Billion Bushels
Source: USDA
U.S. Corn Acreage
50
55
60
65
70
75
80
85
90
95
90 92 94 96 98 00 02 04 06F 08F 10F 12F
Source: USDA and Mosaic
USDA projects an increase in fuel ethanol production will help drive corn plantings to 85 million acres in 2009 and
90 million acres in 2012.

7 June 14, 2006 Mosaic Net Sales by Country Canpotex 7% China 7% Argentina 3% Canada 2% India 12% United States 32% Other 22% Brazil 15% March 2005 – February 2006 Total Net Sales $5.4 Billion

June 14, 2006
Mosaic’s Sales and Operating Earnings
1213.3
1229.5
3122.0
68.8
0.0
500.0
1000.0
1500.0
2000.0
2500.0
3000.0
3500.0
Phosphate Potash Offshore Nitrogen
Total Net Sales - $5.4 billion
-51.7
-36.7
344.9
198.3
10
-100
0
100
200
300
400
Phosphate Potash Offshore Nitrogen Other
Total Operating Earnings - $464.8 million
March 2005 – February, 2006

9 June 14, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook

Mosaic’s Phosphates Segment
World’s largest manufacturer
Improving global fundamentals
Restructured to lower costs and operate efficiently
Closed 1 high-cost mine and 2 high-cost concentrates plants in Florida
Operate remaining mines and plants at full capacity
Focus on marketing products with high value
Such as MAP, MicroEssentials™ and feed phosphates
Key:  Operate a low-cost
Key:  Operate a low-cost
and globally competitive
and globally competitive
Phosphates business
Phosphates business

11 June 14, 2006 Phosphate Restructuring Strategy

June 14, 2006
World Processed Phosphate Import Demand
In 2006, world import
demand is forecast to decline
by about 4%.
India’s import levels to
remain above 2 million tonnes
Higher MAP but lower TSP
imports by Brazil
China continues to import
over 1 million tonnes
Processed phosphate
includes DAP, MAP and TSP
Processed Phosphate Trade
10
15
20
25
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
Source: Fertecon and Mosaic
Processed Phosphate Import Demand by Region
0
2
4
6
8
10
12
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
Asia Europe Latin America
Source: Fertecon and Mosaic

Phosphate Export Supply Declining
In 2006, world exports are forecast to decline by about 4% with U.S. exports declining by over one million tonnes following the closure of the
USAC plant and two Mosaic phosphate plants.
Processed Phosphate Export Supply by Region
0
2
4
6
8
10
12
14
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05E 06F
MMT
USA Africa & Mideast FSU
Source: Fertecon and Mosaic

June 14, 2006
DAP Prices at record highs
DAP Prices have been on the rise for the
last three years.  After a modest dip this winter, they are back near $267 to $270 per tonne.
DAP Prices
US$ MT fob Tampa Vessel
100
125
150
175
200
225
250
275
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Source: Fertecon

June 14, 2006
DAP Market Margins Recovering
The DAP market margin has recently started to recover due to falling ammonia prices and rising DAP prices.
DAP Market Margin
Calculated from Published Spot Prices for a Central Florida Plant
30
40
50
60
70
80
90
100
110
120
130
140
150
160
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
$ MT
Source: Fertecon, Green Markets, Mosaic

June 14, 2006
Mosaic’s preliminary estimate of
Florida land holdings total about
260,000 acres or approximately 400
square miles
Develop a strategy to maximize
value of Florida land assets
Florida Land Holdings
Over 300,000 people move to Over 300,000 people move to
Florida each year Florida each year

17 June 14, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook

18 June 14, 2006 Export Shipments 3.50 mmt 41% of Total North American Shipments 5.10 mmt 59% of Total Top 5 Export Markets China Brazil India Indonesia Malaysia Potash - World Scale

June 14, 2006
Mosaic’s Potash Segment
Great fundamentals
Canpotex - China contract negotiations continue
Superior earnings with high cash generation
Excellent platform for growth
Low cost and intelligent operator
One of the largest manufacturers in the world
World Potash Demand Growth
to Recover in 2007

June 14, 2006
Potash Price Stabilizes
Cornbelt-Saskatchewan Potash Prices
US$ ST Granular Grade
60
80
100
120
140
160
180
200
220
240
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Cornbelt Warehouse Saskatchewan Mine
Source: Green Markets

21 June 14, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook

June 14, 2006
Mosaic’s Nitrogen Segment
Equity stake of 50% in Saskferco Products Inc., a world scale facility
Energy-efficient plant with 1.2 million tonnes nitrogen capacity
Continued to run profitably even with high-priced natural gas
Mosaic is the agency marketer for Saskferco production
Saskferco’s equity earnings were $8 million in the first 9 months of fiscal
2006

June 14, 2006
Mosaic’s Offshore Segment
Emphasis on distribution of Mosaic’s production
Manages seasonality of global demand
Mainly Brazil and other large growth markets
Challenging short-term environment, but promising long-term growth
Reduce supply chain costs
On the ground expertise and timely market intelligence
Equity earnings of $20 million in the first 9 months of fiscal 2006
Offshore currently distributes about
1 million tonnes of Mosaic’s production

24 June 14, 2006 Business Overview Phosphates Potash Nitrogen / Offshore Financial Outlook

June 14, 2006
Fiscal 2006 Highlights
Fiscal 2006 was a year of challenges:
Hurricanes, record high energy prices, transportation/supply disruptions, delayed customer purchases, poor farmer economics in Brazil
Phosphate fertilizer and feed sales volume of about 10.3
million tonnes
Potash sales volume of about 6.5 million tonnes
Weak cash flow
Q4 charge of $300 to $400 million for phosphate restructuring

June 14, 2006
Fiscal 2007 Financial Outlook
Phosphate fertilizer and feed sales volume of 9.0 to 9.4
million tonnes
Phosphate market margin strong in Q1
Potash sales volume of about 7.7 to 8.2 million tonnes
Potash price to remain strong
Equity earnings of $15 to $25 million
Capital spending of $250 to $290 million
S,G&A cost projected at about $250 million
Interest cost around $40 million per quarter including
about $12 million of amortization credit
Tax rate to range from 45% to 50%

June 14, 2006
Sensitivities
Pre-Tax
Change Earnings
Market Prices and Volume +/- ($ in millions) EPS
MOP Price ($/tonne) $10 $74 $0.09
Potash Volume (000 tonnes) 500 $36 $0.05
DAP Price ($/tonne) $10 $84 $0.11
Phosphate Volume (000 tonnes) 500 $20 $0.03
Input Costs - Raw Materials
Sulfur ($/lt) $5 $22 $0.03
Ammonia ($/tonne) $25 $34 $0.04
Natural Gas ($/mmbtu) $1 $36 $0.04

June 14, 2006
Mosaic Finance Priorities
Restructure phosphate capacity to lower costs
Grow our successful potash business
Generate cash to pay down debt / lower interest expense
Strive towards investment grade goal
Implement new ERP / SOX / financial controls
Demonstrate market leadership, react swiftly and exercise
strong discipline
Focus on
Execution and Cash Flow
Generation

June 14, 2006
Mosaic Overview
Management:   Fritz Corrigan, President & CEO
Jim Thompson, Executive Vice President
Larry Stranghoener, Executive Vice President & CFO
Website:  www.Mosaicco.com
Headquarters:  3033 Campus Drive, Suite E490, Plymouth, MN 55441
Trading Symbol:  NYSE: MOS
Investor Relations:  Doug Hoadley, 763-577-2867